U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2002

VOICE MOBILITY INTERNATIONAL, INC.
____________________________________________________________________________________________________
(Name of Small Business Issuer in its Charter)

NEVADA	33-0777819

(State or Other Jurisdiction of	(I.R.S. Employer Identification Number)
Incorporation or Organization)

180-13777 Commerce Parkway, Richmond, British Columbia, Canada	V6V 2X3

(Address of Principal Executive Offices)	(Zip Code)

(604) 482-0000
____________________________________________________________________________________________________
(Issuer's Telephone Number)

Item 5. Other Events

          On October 18, 2002, Voice Mobility International, Inc. announces the departure of David Grinstead, Executive Vice President of Sales and Business Development and Jim Hewett, Chief Financial Officer.

Exhibit No.	Exhibits

99.1	News release of Voice Mobility International, Inc. Dated October 18, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

Date: October 18, 2002	by: /s/ James Hutton

James Hutton
President and Director

Exhibit 99.1

EX-99.1
News Release

VOICE MOBILITY ANNOUNCES CHANGES TO THEIR MANAGEMENT TEAM

VANCOUVER, BC, CANADA October XX, 2002 – Voice Mobility International, Inc. (TSE: VMY, OTCBB: VMII and FWB: VMY), the Vancouver, British Columbia based developer and provider of carrier grade enhanced messaging solutions, today announced the departure of David Grinstead, Voice Mobility’s Executive Vice President of Sales and Business Development and Jim Hewett, Voice Mobility’s CFO.

David Grinstead has joined Sinclair Technologies as their VP of Sales and Marketing and Jim Hewett has left the company to pursue other interests. Marco Pacelli, Executive Vice President of Sales will assume Mr. Grinstead’s responsibilities and Harry Chan, Voice Mobility’s Controller will assume Mr. Hewett’s responsibilities.

“We wish David and Jim success in their future endeavors," said Randy Buchamer, Chairman and CEO of Voice Mobility. “Their contribution to Voice Mobility over the years has helped the company position itself for the burgeoning carrier voicemail replacement and enhanced messaging market.”

About Voice Mobility

Voice Mobility markets and develops next generation messaging solutions that provide all of the enhanced features and functionality of unified communications while ensuring integration with and replacement of existing voice messaging systems. Voice Mobility markets its software suite to telephone companies and service providers in mature markets and new, growth markets.

Voice Mobility’s enhanced messaging solution offers a lower cost of system ownership (ability for carriers and service providers to cease spending capital on legacy equipment), seamless migration of paying customers from first generation systems to second generation technology, new revenue streams through the incremental marketing of enhanced features, and competitive differentiation.

For Voice Mobility customers this means increased share of existing customer’s wallet, increased customer loyalty and the ability to attract new customers with incremental services. For more information about Voice Mobility visit www.voicemobility.com.

FORWARD-LOOKING (SAFE HARBOR) STATEMENT

This news release contains forward-looking statements that involve risks and uncertainties including, but not limited to, future sales, product demand, growth of the unified messaging industry, competition, the effect of economic conditions and technological difficulties and other risks detailed in the Company’s filings with the U.S. Securities and Exchange Commission.

For further information
Voice Mobility International Inc.
Randy G. Buchamer
Chairman and CEO
604.482.0000
investors@voicemobility.com

     ONTARIO
BRITISH COLUMBIA
ALBERTA
QUEBEC

     FORM 53-901F
(Previously Form 27)

SECURITIES ACT

MATERIAL CHANGE REPORT UNDER SECTION 75(2)
OF THE SECURITIES ACT (ONTARIO), SECTION 85(1) OF THE SECURITIES
ACT (BRITISH COLUMBIA), SECTION 118(1) OF THE SECURITIES ACT
(ALBERTA) AND SECTION 73 OF THE SECURITIES ACT (QUEBEC)

NOTE:	This form is intended as a guideline. A letter or other document may be used if the substantive requirements of this form are complied with.

NOTE:
Every report required to be filed under Section 85(1) of the Securities Act (the "Act") must be sent to the British Columbia Securities Commission (the "Commission") in an envelope addressed to the Commission and marked "Continuous Disclosure".

NOTE:
WHERE THIS REPORT IS FILED ON A CONFIDENTIAL BASIS, PUT AT THE BEGINNING OF THE REPORT IN BLOCK CAPITALS "CONFIDENTIAL – SECTION 85" AND PLACE EVERYTHING THAT IS REQUIRED TO BE FILED IN AN ENVELOPE ADDRESSED TO THE SECRETARY OF THE COMMISSION AND MARKED "CONFIDENTIAL".

NOTE ALSO THAT FOR A SEDAR FILING,THE PRESS RELEASE SHOULD BE FILED AS A SEPARATE DOCUMENT FROM THE FORM 27.

Item 1.	Reporting Issuer

State the full name and address of the principal office in Canada of the reporting issuer:

Voice Mobility International, Inc. Suite 180, 13777 Commerce Parkway Richmond, B.C. V6V 2X3

Item 2.	Date of Material Change

October 15,2002 and October 17, 2002

Item 3.	Press Release

State the date and place(s) of issuance of the press release issued under section 85(1) of the Act.

The Press Release dated October 18,2002 was forwarded to the Toronto Stock Exchange and disseminated via Canada News-Wire Ltd.

A copy of the Press Release is attached as Schedule "A".

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Item 4.	Summary of Material Change

Provide a brief but accurate summary of the nature and substance of the material change.

Voice Mobility announces the departure of David Grinstead, Executive Vice President of Sales and Business Development and Jim Hewett, Chief Financial Officer.

Item 5.	Full Description of Material Change

Supplement the summary required under item 4 with the disclosure which should besufficiently complete to enable a reader to appreciate the significance of thematerial change without reference to other material. Management is in the bestposition to determine what facts are significant and must disclose those facts in ameaningful manner. See also item 7.

The description of the significant facts relating to the material change will thereforeinclude some or all of the following: dates, parties, terms and conditions,description of any assets, liabilities or capital affected, purpose, financial or dollarvalues, reasons for the change, and a general comment on the probable impact onthe reporting issuer or its subsidiaries. Specific financial forecasts would notnormally be required to comply with this form.

The above list merely described examples of some of the facts which may besignificant. The list is not intended to be inclusive or exhaustive of the informationrequired in any particular situation.

For a full description of the material change, see Schedule "A".

Item 6.	Reliance on Section 85(2) of the Act and equivalent sections of other jurisdicitons

If the report is being filed on a confidential basis, state the reasons for such reliance.

Not Applicable.

Item 7.	Omitted Information

In certain circumstances where a material change has occurred and a materialchange report has been or is about to be filed but section 85(3) of the Act will nolonger or will not be relied upon, a reporting issuer may nevertheless believe oneor more significant facts otherwise required to be disclosed in the material changereport should remain confidential and not be disclosed or not be disclosed in fulldetail in the material change report.

State whether any information has been omitted on this basis and provide thereasons for any omission in sufficient detail to permit the Commission to exerciseits discretion under section 169(4) of the Act.

The reasons for the omission may be contained in a separate letter filed as provided in section 151 of the Rules.

Not Applicable.

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Item 8.	Senior Officer

The following Senior Officer of the Company is available to answer questions regardingthis report.

Randy G. Buchamer
Chairman and Chief Executive Officer
(604) 482-0000

Item 9.	Statement of Senior Officer

The foregoing accurately discloses the material change referred to herein.

Dated at Richmond, B.C., this 2nd day of October 18, 2002.

VOICE MOBILITY INTERNATIONAL, INC.

Per:	/s/ Randy G. Buchamer

Randy G. Buchamer,
Chief Executive Officer

VOI400\Prospectus Winter 2001 DOC\2023